                                                                 EXHIBIT 10.21

                        Biological Materials Agreement

This Agreement dated Jan 26, 1998 ("Effective Date") by and between Targeted Genetics Corporation, 1100 Olive Way, Suite 100, Seattle, WA 98101 ("Targeted Genetics") and Collateral Therapeutics, 9360 Towne Centre Drive, San Diego, CA 92121 ("Collateral") relates to certain biological materials transferred to Collateral. Targeted Genetics is willing to provide Collateral with samples of such biological materials upon the following terms:

1. Definitions. "Biological Materials" means recombinant adeno-associated vector (rAAV) beta-ga1 virus stock transferred by Targeted Genetics to Collateral, including but not limited to plasmids, cells and viruses, and any derivatives, variants or progeny thereof.

2. Title to Biological Materials. Targeted Genetics has and shall retain all title and interest in and to the Biological Materials. Nothing in this Agreement confers to Collateral any license, right, or property interest in the Biological Materials, Targeted Genetics patents or patent rights.

3. Use of Biological Materials. Targeted Genetics grants Collateral the right to use the Biological Materials only for proposed use, as set forth in the work plan attached to this Agreement as Appendix A ("Work Plan"). Collateral shall not transfer the Biological Materials to third parties. The Biological Materials shall not be used in humans, and shall be used in compliance with applicable federal, state and local laws and regulations. The Biological Materials shall not be used in research that is subject to consulting or licensing obligations to a corporation, unless prior written permission is obtained from Targeted Genetics.

4. Proprietary Rights. Collateral shall not grant or attempt to grant any right in or to the Biological Materials without the prior written consent of Targeted Genetics. Any inventions made by Collateral in the course of Collateral's research relating to the Biological Materials shall be jointly owned by the parties. Matters of inventorship of such inventions shall be determined in good faith by the parties. Any data generated from research using the Biological Materials shall be made available to Targeted Genetics for support of its patent application relating to Biological Materials.

5. Warrant Disclaimers; Indemnification Disclaimer. The Biological Materials are provided to Collateral without any warranty of merchantability or fitness for a particular purpose or any other warranty, express or implied. In no event shall Targeted Genetics be liable for any use of the Biological Materials by Collateral nor for any loss, claim, damage, or liability, of whatsoever kind or nature, which may arise from or in connection with this Agreement or the use, handling or storage of the Biological Materials. No indemnification for any loss, claim, damage, or liability is intended or provided by any party under this Agreement. Each party shall be liable for any loss, claim, damage, or liability it incurs as a result of its activity under this Agreement.

6. Assignability. Collateral may not assign its rights or obligations under this Agreement without the prior written consent of Targeted Genetics.

7. Publicity. Except as otherwise provided herein, Collateral, including its employees and agents, shall not use the name of Targeted Genetics or any of its employees or agents, and Targeted Genetics, including its employees and agents, shall not use the name of Collateral or any of its employees or agents, in any advertising, publicity, news release, promotional materials or any public disclosure, whatsoever, either written or oral, related to the existence of this Agreement or any actions or work undertaken pursuant to terms of this Agreement without the prior written consent of the other party. Neither party will publish or otherwise disclose the results of its research hereunder without the prior written consent of the other party. Notwithstanding the foregoing each parts hereby consents to references to it in any reports or documents which are filed by the other party pursuant to any requirements of applicable law or governmental regulations.

9. Term and Termination. This Agreement and the obligations of the parties hereunder shall terminate one (1) year from the Effective Date of this Agreement, unless terminated earlier upon thirty (30) days prior written notice by one party to the other. At Targeted Genetics' sole option, upon termination of this Agreement, all Biological Materials in the possession of Collateral shall be returned to Targeted Genetics within *** of the termination of this Agreement.

10. Future Collaboration. Upon completion of the research described in the Work Plan, the parties may agree to enter into a collaboration to develop and evaluate an AAV-ACvi vector for the treatment of congestive heart failure (the "Collaboration") whereby Targeted Genetics would be responsible for constructing and manufacturing an AAV-ACvi vector and Collateral would be responsible for, among other things, funding Targeted's costs for the Collaboration, which are estimated to be approximately *** . In the event that the parties do not enter into a Collaboration, Collateral shall return all unused Biological Materials pursuant to Paragraph 9, and the parties shall have no further obligations to each other.

Targeted Genetics Corporation


By      /s/ H. Stewart Parker
        -----------------------------
Name:   H. Stewart Parker
        -----------------------------
Title:  Pres. & CEO
        -----------------------------


Collateral Therapeutics, Inc.


By:     /s/ Christopher J. Reinhard
        -----------------------------
Name:   Christopher J. Reinhard
        -----------------------------
Title:  COO & CFO
        -----------------------------

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                                   APPENDIX A
                                    WORK PLAN

We would like to explore the possibility of                   ***             .

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
1.    Cell culture studies:           ***
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2.    In vivo gene transfer:          ***
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3.    Ex Vivo gene transfer.          ***
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